File Nos. 333-63546

811-10423

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒

SELIGMAN CORE FIXED INCOME FUND, INC.

(formerly, Seligman Investment Grade Fixed Income Fund, Inc.)

(Exact name of registrant as specified in charter)

200 AMERIPRISE FINANCIAL CENTER, MINNEAPOLIS, MN 55474

(Address of principal executive offices)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on February 1, 2009 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2009

Seligman

Core Fixed Income Fund, Inc.

Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk and, Secondly, Capital Appreciation.

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

SCFIF1 2/2009

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment grade fixed-income securities (“Investment Grade Securities”) and may invest up to 30% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). The proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

The Fund may invest in securities of any duration. The Fund does not have any portfolio maturation limitations on its investments and, therefore, may invest in securities with short, medium or long maturities. However, the Fund expects to maintain an effective dollar-weighted average maturity of ten years or less on its portfolio of fixed-income securities. Although the Fund expects the maturity of its portfolio of fixed-income securities to be within the above limit, the Fund is not restricted to such limit.

Duration

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond or portfolio of bonds, discounted to present time. Duration is used to judge expected price sensitivities to changes in interest rates.

Maturity

The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor, such as the Fund. A bond’s effective maturity takes into account the possibility that the issuer of the bond will repay the bond before its stated maturity date.

The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund’s investment limitations and credit ratings restrictions (e.g., those of Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”)) will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

Investment Grade Securities

Investment Grade Securities are those rated within the four highest rating categories by Moody’s or S&P, or, if unrated, deemed by the Fund’s investment manager to be of comparable quality.

High-Yield Securities

High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch or S&P) or are securities deemed to be below investment grade by the Fund’s investment

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manager. Although High-Yield Securities have the potential to offer higher yields than higher rated fixed-income securities with similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated Investment Grade Securities.

Investments in Investment Grade Securities and High-Yield Securities

The Fund may invest in all types of Investment Grade Securities and High-Yield Securities, including, but not limited to:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);

■	Mortgage-backed and other asset-backed securities (mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities);

■	Convertible securities, preferred stock, capital securities, structured securities and loan participations of US and non-US issuers;

■	Obligations of non-US governments and their agencies, and non-US private institutions;

■	Municipal securities;

■	Repurchase agreements;

■	Capital appreciation bonds, including zero-coupon (interest payments accrue until maturity) and pay-in-kind securities (interest payments are made in additional securities);

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”); and

■	Eurodollar bonds.

Investment Grade Securities also include, but are not limited to:

■	Obligations issued or guaranteed by the US Government or its agencies or instrumentalities;

■	Obligations of government sponsored enterprises (GSEs) (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae));

■	Income-producing cash equivalents (e.g., certificates of deposit, commercial paper, discount notes and treasury bills); and

■	Other securities deemed by the investment manager to be of investment grade quality.

High-Yield Securities also include, but are not limited to:

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Other securities deemed by the investment manager to be of non-investment grade quality.

Investment Process

Investment Grade Securities. In pursuit of the Fund’s objective, the investment manager (RiverSource Investments) chooses Investment Grade Securities by:

■	Evaluating the Investment Grade Securities portion of the portfolio’s exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the “Index”).

■	Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

■	Targeting an average portfolio duration within one year of the duration of the Index which, as of September 30, 2008 was 4.47 years.

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In evaluating whether to sell an Investment Grade Security, the investment manager considers, among other factors:

■	Identification of more attractive investments based on relative value.

■	The portfolio’s total exposure to sectors, industries and securities relative to the Index.

■	Whether a security’s rating has changed or is vulnerable to a change.

■	Whether a sector or industry is experiencing change.

■	Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund’s objective, the investment manager chooses High-Yield Securities by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities) including funding agreements issued by domestic insurance companies. Rule 144A Securities deemed to be liquid by the Fund’s investment manager are not included in this limitation. The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in seeking to minimize extreme volatility caused by adverse

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market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described under “Principal Investment Strategies.”

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund’s securities holdings are: (i) changes in interest rates, (ii) the creditworthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the Fund’s investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

Interest-Rate Risk. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund’s net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund’s net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

Credit Risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and/or principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Fund will invest a significant portion of its net assets in Investment Grade Securities, there is no guarantee that these securities are free from credit risk. Ratings by Fitch, Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer’s circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise

4

itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

The Fund invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Prepayment Risk. During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, the market value and total return of mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher-yielding securities.

Market Risk. Fixed-income securities are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers. The Fund may invest a portion of its net assets in equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities, as described above. The prices of equity securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

The Fund is also subject to the following risks:

High-Yield Securities Risk. High-Yield Securities in which the Fund may invest are generally subject to higher volatility in yield and market value than Investment Grade Securities. High-Yield Securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal

5

and could result in issuers’ defaulting on such payments. The value of fixed-income securities will be affected by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

High-Yield Securities, like Investment Grade Securities, are traded principally by dealers in the over-the-counter market. The market for High-Yield Securities may be less active and less liquid than for Investment Grade Securities. Under adverse market, economic or other conditions, the secondary market for these High-Yield Securities could contract further, causing the Fund difficulties in valuing and selling these securities.

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment, expropriation and repatriation restrictions, and custody risks.

Currency Risk. Because the Fund receives contributions in US dollars, any investment in securities denominated in a foreign currency requires the Fund to exchange US dollars for the currency in which the securities are denominated when purchasing them and to exchange the foreign currency proceeds to US dollars when the securities are sold. As a result, the Fund is exposed to risk that the value of the US dollar may fall in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

When-Issued and Forward Commitment Risk. When the Fund purchases securities on a when-issued or forward commitment basis, delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase Agreement Risk. Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by a seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Zero-Coupon and Pay-In-Kind Risk. “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Portfolio Turnover Risk. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Website References

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on page 8 provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s Classes compares to three measures of performance.

Although the Fund’s fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective

June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and the table assume that all dividends and capital gain distributions, if any, were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). Since the Fund’s inception, Seligman contractually reimbursed Fund expenses (with certain exceptions) that exceeded 0.50% per annum of the Fund’s average daily net assets. From [                    ] through at least [                    ], RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [    ]% per annum of the Fund’s average daily net assets. Absent such management fee waiver/expense reimbursements, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class A Annual Total Returns – Calendar Years

Best quarter return: 5.45% – quarter ended 9/30/02.

Worst quarter return: -2.73% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year		Five Years		Since Inception 10/01/01
Class A
Return before taxes		%		%		%
Return after taxes on distributions
Return after taxes on distributions and sale of Fund shares
Class B
Class C
Class R						(1)
Lehman Brothers Aggregate Bond Index
Lehman Brothers U.S. Universal Index
Lipper Intermediate Investment-Grade Debt Funds Average						(1)(2)

The Lehman Brothers Aggregate Bond Index (the “LB Aggregate Bond Index”), the Lehman Brothers U.S. Universal Index (the “LB Universal Index”) and the Lipper Intermediate Investment-Grade Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions and changes in market prices. The LB Aggregate Bond Index and LB Universal Index do not reflect any fees, sales charges or taxes, and the Lipper Average does not reflect any sales charges or taxes. The the LB Aggregate Bond Index is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The LB Aggregate Bond Index is frequently used as a general measure of bond market performance. Effective November 7, 2008 RiverSource Investments has added the LB Aggregate Bond Index because it believes that the such index provides a more appropriate comparison of the Fund’s investment performance. The LB Universal Index measures the performance of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade. The Lipper Average measures the performance of mutual funds that invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of five to ten years. Investors cannot invest directly in an average or index.

(1)	Inception date for Class R is 4/30/03. Since this date, the average annual total return of the LB Aggregate Bond Index was %, the LB Universal Index was % and the Lipper Average was %.
(2)	From 9/30/01.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Total Maximum Sales Charge (Load)	4.50%		5%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.50%	(2)	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(2)		5%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	0.46%
Other Expenses(3)%			%	%	%
Total Annual Fund Operating Expenses(1)%			%	%	%
(1) Less: Fee Waiver/Expense Reimbursement	%		%	%	%
Net Operating Expenses	%		%	%	%

(2)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)	RiverSource Investments has contractually undertaken to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [ ]% per annum of average daily net assets of the Fund. This undertaking will remain in effect at least until [ ].

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses through [                    ] (which reflect the contractual management fee waiver and/or expense reimbursement described above) and (ii) after [                    ], the Fund’s total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B					†
Class C
Class R

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$
Class B					†
Class C
Class R

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing, and legal fees.

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Management

On November 7, 2008, RiverSource Investments, LLC (RiverSource Investments) completed its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund’s average daily net assets. Under the Management Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. RiverSource Investments has agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [    ]% per annum of the Fund’s average daily net assets. Such waiver/reimbursement will remain in effect at least until [                    ]. For the fiscal year ended September 30, 2008, the amount reimbursed by Seligman (the Fund’s manager prior to November 7, 2008) was equal to [        ]% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

■	Leader of the liquid assets sector team.

■	Joined RiverSource Investments in 2003.

■	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.

■	Began investment career in 1988.

■	MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

■	Leader of the investment grade corporate bond sector team.

■	Joined RiverSource Investments in 2002.

■	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

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■	Began investment career in 1986.

■	MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

■	Member of the high yield sector team.

■	Joined RiverSource Investments in 1990.

■	Began investment career in 1986.

■	MBA, University of Minnesota.

Todd White, Portfolio Manager

■	Leader of the structured assets sector team.

■	Joined RiverSource Investments in 2008.

■

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

■	Began investment career in 1986.

■	BS, Indiana University.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: liquid assets, high yield corporate bonds, investment grade corporate bonds, municipals, global, and structured assets. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund’s portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund’s overall investment strategy, including determination of the Fund’s sector allocation and portfolio duration.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors” or “distributor”):

Seligman Advisors is the principal distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury and other services.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against

Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt

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organizations. For more information about what constitutes a “single person”, please consult the Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with

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new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, RiverSource Investments, SDC and RiverSource Investments’ affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC	If offered for sale, your purchase of Class B
shares must be for less than $250,000, because
if you invest $250,000 or more, you will pay
less in fees and charges if you buy another
Class of shares. Please consult your financial
advisor for assistance in selecting
		the appropriate class of shares.
Less than 1 year	5%
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

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■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC applicable to Class C shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class R*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.
Seligman Advisors may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

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The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

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Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

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■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check® , you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum

19

account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

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When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your

21

predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class R shares, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class C or Class R shares, you may use this service only with respect to shares that you have held for at least one year.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■	Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to

■	the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

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Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Fund’s shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities

23

may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2015. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

24

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends, if any, on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

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The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

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Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and

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large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETF und 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ‘‘payments’’) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

29

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to Seligman Data Corp., which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that

30

any increase would be offset by a decrease in its management fee paid by a Seligman fund.

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although

RiverSource Investments may seek to minimize the

impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

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Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 7.03	$ 7.15	$ 7.29	$ 7.48
Income from investment operations:
Net investment income		0.32	0.27	0.20	0.17
Net realized and unrealized gain (loss) on investments		(0.02)	(0.11)	(0.12)	(0.06)
Total from investment operations		0.30	0.16	0.08	0.11
Less distributions:
Dividends from net investment income		(0.32)	(0.27)	(0.20)	(0.17)
Dividends in excess of net investment income		—	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gain		—	—	—	(0.09)
Total distributions		(0.32)	(0.28)	(0.22)	(0.30)
Net asset value, end of year		$ 7.01	$ 7.03	$ 7.15	$ 7.29
Total Return		4.21%	2.31%	1.06%	1.52%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$14,372	$15,663	$14,288	$17,008
Ratio of expenses to average net assets		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets		4.49%	3.90%	2.76%	2.29%
Portfolio turnover rate		462.47%	795.65%	444.20%	249.13%
Without expense reimbursement:†
Ratio of expenses to average net assets		2.00%	2.03%	2.20%	2.27%
Ratio of net investment income (loss) to average net assets		3.74%	3.12%	1.81%	1.27%

See footnotes on page 33.

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CLASS B
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 7.03	$ 7.15	$ 7.29	$ 7.48
Income from investment operations:
Net investment income		0.26	0.22	0.15	0.11
Net realized and unrealized gain (loss) on investments		(0.02)	(0.11)	(0.13)	(0.06)
Total from investment operations		0.24	0.11	0.02	0.05
Less distributions:
Dividends from net investment income		(0.26)	(0.22)	(0.14)	(0.11)
Dividends in excess of net investment income		—	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gain		—	—	—	(0.09)
Total distributions		(0.26)	(0.23)	(0.16)	(0.24)
Net asset value, end of year		$ 7.01	$ 7.03	$ 7.15	$ 7.29
Total Return		3.51%	1.57%	0.31%	0.77%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$1,602	$1,885	$3,110	$4,223
Ratio of expenses to average net assets		2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets		3.74%	3.15%	2.01%	1.54%
Portfolio turnover rate		462.47%	795.65%	444.20%	249.13%
Without expense reimbursement:†
Ratio of expenses to average net assets		2.75%	2.78%	2.95%	3.02%
Ratio of net investment income (loss) to average net assets		2.99%	2.37%	1.06%	0.52%

See footnotes on page 33.

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CLASS C
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 7.03	$ 7.15	$ 7.29	$ 7.48
Income from investment operations:
Net investment income		0.26	0.22	0.15	0.11
Net realized and unrealized gain (loss) on investments		(0.02)	(0.11)	(0.13)	(0.06)
Total from investment operations		0.24	0.11	0.02	0.05
Less distributions:
Dividends from net investment income		(0.26)	(0.22)	(0.14)	(0.11)
Dividends in excess of net investment income		—	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gain		—	—	—	(0.09)
Total distributions		(0.26)	(0.23)	(0.16)	(0.24)
Net asset value, end of year		$ 7.01	$ 7.03	$ 7.15	$ 7.29
Total Return		3.53%	1.55%	0.31%	0.77%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$1,136	$1,429	$1,509	$1,665
Ratio of expenses to average net assets		2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets		3.74%	3.15%	2.01%	1.54%
Portfolio turnover rate		462.47%	795.65%	444.20%	249.13%
Without expense reimbursement:†
Ratio of expenses to average net assets		2.75%	2.78%	2.95%	3.02%
Ratio of net investment income (loss) to average net assets		2.99%	2.37%	1.06%	0.52%

See footnotes on page 33.

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CLASS D
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$ 7.03	$ 7.15	$ 7.29	$ 7.48
Income from investment operations:
Net investment income		0.26	0.22	0.15	0.11
Net realized and unrealized gain (loss) on investments		(0.03)	(0.11)	(0.13)	(0.06)
Total from investment operations		0.23	0.11	0.02	0.05
Less distributions:
Dividends from net investment income		(0.26)	(0.22)	(0.14)	(0.11)
Dividends in excess of net investment income		—	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gain		—	—	—	(0.09)
Total distributions		(0.26)	(0.23)	(0.16)	(0.24)
Net asset value, end of year		$ 7.00	$ 7.03	$ 7.15	$ 7.29
Total Return		3.37%	1.57%	0.31%	0.77%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$1,129	$1,499	$1,145	$2,221
Ratio of expenses to average net assets		2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets		3.74%	3.15%	2.01%	1.54%
Portfolio turnover rate		462.47%	795.65%	444.20%	249.13%
Without expense reimbursement:†
Ratio of expenses to average net assets		2.75%	2.78%	2.95%	3.02%
Ratio of net investment income (loss) to average net assets		2.99%	2.37%	1.06%	0.52%

See footnotes on page 33.

35

CLASS R
	Year Ended September 30,
	2008	2007	2006		2005	2004
Per Share Data:
Net asset value, beginning of period		$ 7.04	$ 7.15		$ 7.29	$ 7.48
Income from investment operations:
Net investment income		0.30	0.26		0.18	0.15
Net realized and unrealized gain (loss) on investments		(0.03)	(0.11)		(0.12)	(0.06)
Total from investment operations		0.27	0.15		0.06	0.09
Less distributions:
Dividends from net investment income		(0.30)	(0.26)		(0.18)	(0.15)
Dividends in excess of net investment income		—	—	Ø	(0.02)	(0.04)
Distributions from net realized capital gain		—	—		—	(0.09)
Total distributions		(0.30)	(0.26)		(0.20)	(0.28)
Net asset value, end of period		$ 7.01	$ 7.04		$ 7.15	$ 7.29
Total Return		3.90%	2.20%		0.88%	1.31%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)		$28	$25		$2	$2
Ratio of expenses to average net assets		1.46%	1.50%		1.50%	1.50%
Ratio of net investment income to average net assets		4.28%	3.65%		2.51%	2.04%
Portfolio turnover rate		462.47%	795.65%		444.20%	249.13%
Without expense reimbursement:†
Ratio of expenses to average net assets		2.21%	2.28%		2.45%	2.52%
Ratio of net investment income to average net assets		3.53%	2.87%		1.56%	1.02%

†	Seligman, the Fund’s investment manager prior to November 7, 2008, contractually waived its fees and/or reimburse certain expenses of the Fund.
††	For the year ended September 30, 2003.
Ø	Less than + or - $0.005.

36

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, Minnesota 55474

Phone	Toll-free in the US Outside the US

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

37

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, (SEC), and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by elec-

tronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in the Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-10423

Prospectus

February 1, 2009

Class I Shares

Seligman

Core Fixed Income Fund, Inc.

Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk and, Secondly, Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

SCFIF12/2009 ClI

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource complex of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Complex of Funds

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment grade fixed-income securities (“Investment Grade Securities”) and may invest up to 30% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). The proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

The Fund may invest in securities of any duration. The Fund does not have any portfolio maturation limitations on its investments and, therefore, may invest in securities with short, medium or long maturities. However, the Fund expects to maintain an effective dollar-weighted average maturity of ten years or less on its portfolio of fixed-income securities. Although the Fund expects the maturity of its portfolio of fixed-income securities to be within the above limit, the Fund is not restricted to such limit.

Duration

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond or portfolio of bonds, discounted to present time. Duration is used to judge expected price sensitivities to changes in interest rates.

Maturity

The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor, such as the Fund. A bond’s effective maturity takes into account the possibility that the issuer of the bond will repay the bond before its stated maturity date.

The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 20% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund’s investment limitations and credit ratings restrictions (e.g., those of Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”)) will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

Investment Grade Securities

Investment Grade Securities are those rated within the four highest rating categories by Moody’s or S&P, or, if unrated, deemed by the Fund’s investment manager to be of comparable quality.

High-Yield Securities

High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch or S&P) or are securities deemed to be below investment grade by the Fund’s investment manager. Although High-Yield Securities have the potential to offer higher yields than higher rated fixed-income securities with similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated Investment Grade Securities.

Investments in Investment Grade Securities and High-Yield Securities

The Fund may invest in all types of Investment Grade Securities and High-Yield Securities, including, but not limited to:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);

■	Mortgage-backed and other asset-backed securities (mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities);

■	Convertible securities, preferred stock, capital securities, structured securities and loan participations of US and non-US issuers;

■	Obligations of non-US governments and their agencies, and non-US private institutions;

■	Municipal securities;

■	Repurchase agreements;

■	Capital appreciation bonds, including zero-coupon (interest payments accrue until maturity) and pay-in-kind securities (interest payments are made in additional securities);

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”); and

■	Eurodollar bonds.

Investment Grade Securities also include, but are not limited to:

■	Obligations issued or guaranteed by the US Government or its agencies or instrumentalities;

■	Obligations of government sponsored enterprises (GSEs) (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae));

■	Income-producing cash equivalents (e.g., certificates of deposit, commercial paper, discount notes and treasury bills); and

■	Other securities deemed by the investment manager to be of investment grade quality.

High-Yield Securities also include, but are not limited to:

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Other securities deemed by the investment manager to be of non-investment grade quality.

Investment Process

Investment Grade Securities. In pursuit of the Fund’s objective, the investment manager (RiverSource Investments) chooses Investment Grade Securities by:

■	Evaluating the Investment Grade Securities portion of the portfolio’s exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the “Index”).

■	Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

■	Targeting an average portfolio duration within one year of the duration of the Index which, as of September 30, 2008 was 4.47 years.

In evaluating whether to sell an Investment Grade Security, the investment manager considers, among other factors:

■	Identification of more attractive investments based on relative value.

2

■	The portfolio’s total exposure to sectors, industries and securities relative to the Index.

■	Whether a security’s rating has changed or is vulnerable to a change.

■	Whether a sector or industry is experiencing change.

■	Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund’s objective, the investment manager chooses High-Yield Securities by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities) including funding agreements issued by domestic insurance companies. Rule 144A Securities deemed to be liquid by the Fund’s investment manager are not included in this limitation. The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these

3

strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described under “Principal Investment Strategies.”

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund’s securities holdings are: (i) changes in interest rates, (ii) the creditworthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the Fund’s investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

Interest-Rate Risk. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund’s net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund’s net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

Credit Risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and/or principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Fund will invest a significant portion of its net assets in Investment Grade Securities, there is no guarantee that these securities are free from credit risk. Ratings by Fitch, Moody’s and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer’s circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial

4

support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

The Fund invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Prepayment Risk. During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, the market value and total return of mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher-yielding securities.

Market Risk. Fixed-income securities are traded principally by dealers in the over-the-counter market. The Fund’s ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers. The Fund may invest a portion of its net assets in equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities, as described above. The prices of equity securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

The Fund is also subject to the following risks:

High-Yield Securities Risk. High-Yield Securities in which the Fund may invest are generally subject to higher volatility in yield and market value than Investment Grade Securities. High-Yield Securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of fixed-income securities will be affected by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

5

High-Yield Securities, like Investment Grade Securities, are traded principally by dealers in the over-the-counter market. The market for High- Yield Securities may be less active and less liquid than for Investment Grade Securities. Under adverse market, economic or other conditions, the secondary market for these High-Yield Securities could contract further, causing the Fund difficulties in valuing and selling these securities.

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and custody risks.

Currency Risk. Because the Fund receives contributions in US dollars, any investment in securities denominated in a foreign currency requires the Fund to exchange US dollars for the currency in which the securities are denominated when purchasing them and to exchange the foreign currency proceeds to US dollars when the securities are sold. As a result, the Fund is exposed to risk that the value of the US dollar may fall in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

When-Issued and Forward Commitment Risk. When the Fund purchases securities on a when-issued or forward commitment basis, delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase Agreement Risk. Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by a seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Zero-Coupon and Pay-In-Kind Risk. “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Portfolio Turnover Risk. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

6

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on page 8 provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to three measures of performance.

Although the Fund’s fiscal year ends on September 30, the performance information on the following page is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Both the bar chart and table below the chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman).

Since the Fund’s inception, Seligman contractually reimbursed Fund expenses (with certain exceptions) that exceeded 0.50% per annum of the Fund’s average daily net assets. From [                ] through at least [                ], RiverSource Investments, the Fund’s new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [        ]% per annum of the Fund’s average daily net assets. Absent such management fee waiver/expense reimbursements, returns would have been lower. There are no 12b-1 fees in respect of the Fund’s Class I shares.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

7

Class I Annual Total Returns – Calendar Years

Best quarter return: 5.51% – quarter ended 9/30/02.

Worst quarter return: -2.67% – quarter ended 6/30/04.

Class I Average Annual Total Returns – Periods Ended 12/31/08

Class I	One Year		Five Years		Since Inception 11/30/01
Return before taxes		%		%		%
Return after taxes on distributions
Return after taxes on distributions and sale of Fund shares
Lehman Brothers Aggregate Bond Index
Lehman Brothers U.S. Universal Index
Lipper Intermediate Investment-Grade Debt Funds Average

The Lehman Brothers Aggregate Bond Index (the “LB Aggregate Bond Index”), the Lehman Brothers U.S. Universal Index (the “LB Universal Index”) and the Lipper Intermediate Investment-Grade Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions and changes in market prices. The LB Aggregate Bond Index and LB Universal Index do not reflect any fees, sales charges or taxes, and the Lipper Average does not reflect any sales charges or taxes. The the LB Aggregate Bond Index is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The LB Aggregate Bond Index is frequently used as a general measure of bond market performance. Effective November 7, 2008 RiverSource Investments has added the LB Aggregate Bond Index because it believes that the such index provides a more appropriate comparison of the Fund’s investment performance. The LB Universal Index measures the performance of US dollar-denominated, taxable bonds that are rated either investment grade or below investment grade. The Lipper Average measures the performance of mutual funds that invest at least 65% of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of five to ten years. Investors cannot invest directly in an average or index.

8

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(2)%
Total Annual Fund Operating Expenses(1)%
(1) Less: Fee Waiver/Expense Reimbursement	%
Net Operating Expenses	%

(2)  RiverSource Investments has contractually undertaken to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [            ]% per annum of average daily net assets of the Fund. This undertaking will remain in effect at least until [                ]. There are no 12b-1 fees in respect of the Fund’s Class I shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses through [                ] (which reflect the contractual management fee waiver and/or expense reimbursement described above) and (ii) after [                ], the Fund’s total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$	$	$	$

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

9

Management

On November 7, 2008, RiverSource Investments, LLC (RiverSource Investments) completed its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund’s average daily net assets. Under the Management Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. RiverSource Investments has agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed [        ]% per annum of the Fund’s average daily net assets. Such waiver/reimbursement will remain in effect at least until [                ]. For the fiscal year ended September 30, 2008, the amount reimbursed by Seligman (the Fund’s manager prior to November 7, 2008) was equal to [    ]% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

■	Leader of the liquid assets sector team.
■	Joined RiverSource Investments in 2003.
■	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.
■	Began investment career in 1988.
■	MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

■	Leader of the investment grade corporate bond sector team.
■	Joined RiverSource Investments in 2002.
■	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.
■	Began investment career in 1986.
■	MBA, University of Michigan.

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Scott Schroepfer, CFA, Portfolio Manager

■	Member of the high yield sector team.
■	Joined RiverSource Investments in 1990.
■	Began investment career in 1986.
■	MBA, University of Minnesota.

Todd White, Portfolio Manager

■	Leader of the structured assets sector team.

■	Joined RiverSource Investments in 2008.

■

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

■	Began investment career in 1986.

■	BS, Indiana University.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: liquid assets, high yield corporate bonds, investment grade corporate bonds, municipals, global, and structured assets. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund’s portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund’s overall investment strategy, including determination of the Fund’s sector allocation and portfolio duration.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors” or “distributors”):

Seligman Advisors is the principal distributor of the Seligman mutual funds and the RiverSource complex of funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Ameriprise Financial:

Provides or compensates others to provide administrative service to the Seligman Group of Funds, as well as the RiverSource complex of funds.

11

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

12

Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If RiverSource Investments concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, as available, (iii) any qualified or non-qualified employee benefit plan or arrangement

13

(“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by Seligman Advisors that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman mutual funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman Group of Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Group of Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

14

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor), or SDC (the Fund’s shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person

(e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading prac-

15

tices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund’s distributions will be primarily income dividends. The Fund has capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2015. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income.

16

Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

17

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the

RiverSource complex of funds.

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

† Offers Class I shares.

18

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

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† Offers Class I shares.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETF und 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

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Other Information

Payments to Financial Institutions. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution’s organization, and may provide the distributor and its affiliates with preferred access to the financial institution’s registered representatives or preferred access to the financial institution’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution’s pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or

21

lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the Seligman Data Corp., which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund’s management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that

22

any increase would be offset by a decrease in its management fee paid by a Seligman fund.

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and the funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in RiverSource funds (collectively referred to as “affiliated products”). These affiliated products, individually or collec tively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource

Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this financial information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended September 30,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year		$7.03	$7.15	$7.29	$7.48
Income from investment operations:
Net investment income		0.33	0.29	0.21	0.18
Net realized and unrealized gain (loss) on investments		(0.03)	(0.11)	(0.12)	(0.06)
Total from investment operations		0.30	0.18	0.09	0.12
Less distributions:
Dividends from net investment income		(0.33)	(0.29)	(0.21)	(0.18)
Dividends in excess of net investment income		—	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gain		—	—	—	(0.09)
Total distributions		(0.33)	(0.30)	(0.23)	(0.31)
Net asset value, end of year		$7.00	$7.03	$7.15	$7.29
Total Return		4.38%	2.56%	1.30%	1.76%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)		$11,754	$9,270	$7,586	$5,740
Ratio of expenses to average net assets		1.00%	1.00%	1.00%	0.98%
Ratio of net investment income to average net assets		4.74%	4.15%	3.01%	2.56%
Portfolio turnover rate		462.47%	795.65%	444.20%	249.13%
Without expense reimbursement:*
Ratio of expenses to average net assets		1.03%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets		4.71%	4.06%	2.89%

*	Seligman, the Fund’s investment manager prior to November 7, 2008, contractually waived its fees and/or reimburse certain expenses of the Fund.

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How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, Minnesota 55474

Phone	Toll-free in the US Outside the US

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

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For More Information

The following information is available without charge upon request: Call toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section Washington, DC 20549-0102.

The website references in the Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-10423

SELIGMAN CORE FIXED INCOME FUND, INC.

Statement of Additional Information

February 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or “investment manager”), investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of Seligman Core Fixed Income Fund, Inc. (the “Fund”) having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of the Fund, dated February 1, 2009, offering Class A shares, Class B shares, Class C shares and Class R shares, and the current Prospectus, dated February 1, 2009, offering Class I shares (together, the “Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in their entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the “Board”), and the same policies and procedures. Although the Seligman funds, including the Fund, share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

The Fund is governed by a Board that meets regularly to review a wide variety of matters affecting the Fund. Detailed information about fund governance, the funds’ investment manager, RiverSource Investments, LLC, and other aspects of fund management can be found by referencing the Table of Contents below.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

TXIG1

Fund History

The Fund was incorporated under the laws of the state of Maryland on June 21, 2001. As of November 7, 2008, the Fund is part of the RiverSource complex of funds. The RiverSource complex of funds includes a comprehensive array of funds managed by RiverSource Investments, including the Fund and the other Seligman mutual funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board and the same policies and procedures. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, as set forth herein and in the Fund’s prospectuses, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund’s investments and risks supplements the information contained in the Fund’s Prospectuses.

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Foreign Securities. The Fund may invest a substantial portion of its total assets in US dollar-denominated fixed-income securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. It may also invest up to 20% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign fixed-income securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the United States. Investments in foreign fixed-income securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash or liquid securities equal to the amount of the when-issued or forward commitment securities will be segregated at the Fund’s custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow or the sale of securities (those segregated or otherwise), although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund’s payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Fund may enter into repurchase agreements as a short-term cash management tool or as part of its overall investment strategy. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) including funding agreements issued by domestic insurance companies and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act. The Fund’s Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. The Fund may invest a portion of its assets in cash equivalents as the Fund’s investment manager deems appropriate. Cash equivalents may include money market instruments such as US Government obligations, bank obligations and commercial paper.

US Government Obligations. US Government obligations are obligations issued and/or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Mortgage-Related Securities. The Fund may invest in mortgage-related obligations, which include but are not limited to, collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities. The returns of mortgage-related obligations are determined by, among other things, the prepayment rates of the underlying mortgage assets. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Mortgage-related obligations may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in such securities notwithstanding the assignment of the highest ratings to such securities.

Collateralized Mortgage Obligations. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC (each as defined below), (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”). All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Fund invests occurs, the Fund may have to invest the proceeds in securities with lower yields.

GNMA is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are generally structured in two classes that receive different proportions of interest and principal payments on the underlying collateral or, in some cases, receive only the interest portion of the cash flow (“interest-only” securities or “IOs”) or only the principal portion (“principal-only” securities or “POs”). The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity and market value of IOs. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may experience the loss of interest income, an adverse impact on the value of the IO and failure to recoup all or a portion of its initial purchase price, even though the IO may be rated in the highest category for investment grade fixed-income securities. POs are subject to the risk of slower than anticipated principal payments, which would have the economic effect of lengthening the maturity of these instruments and thereby reducing their return relative to comparable fixed-income securities. Stripped mortgage-backed securities may be illiquid because they lack an established secondary trading market.

Preferred Stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential.

Exchange Traded Funds. The Fund may invest in exchange traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns may therefore be lower.

Convertible Bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer’s equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer’s capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer’s common stock but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for the Fund’s portfolio, the investment manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits and capability of management. In evaluating a convertible security, the investment manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer’s discretion, in which case the investment manager would be forced to seek alternative investments.

Rights and Warrants. The Fund may invest in common stock rights and warrants that are acquired in connection with its investments in High-Yield Securities, as defined the Fund’s Prospectuses. The investment manager must seek the Fund Board’s approval to invest in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund’s investment restrictions regarding such securities. The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund’s net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund as part of a unit or attached to securities may be deemed to have been purchased without cost.

Options and other Derivatives. The Fund may invest in certain derivatives instruments described below for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or seeking to achieve the Fund’s investment objective. These instruments are described below. To the extent the Fund engages in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Fund may lose money as a result of such use.

Options. The Fund may utilize options. An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. Options may also be based on an index or group of securities, and such options typically settle by payment of a cash amount rather than delivery of the underlying securities. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security (or to receive a cash settlement amount based on movements in the price of the underlying security, basket of securities, or index). The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no, or only a limited, trading market.

Options offer large amounts of leverage, which will result in the Fund’s net asset value being more sensitive to changes in the value of the underlying instrument. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying instruments. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position, in which case the Fund could lose money in the event of adverse price movements.

Futures Contracts. The Fund may utilize futures traded on US exchanges. An interest rate futures contract is an agreement to buy or sell a specified amount of a specific debt security for a specified price at a designated date and time in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. The Fund may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations. Futures contracts that trade on a US exchange are standardized as to quantity, delivery date and settlement conditions, including specific assets acceptable for delivery against the futures contract. A futures contract may also be based upon a designated rate or index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is an exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges in the US. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

Options on Futures. The Fund may utilize options on interest rate futures, currency futures and treasury futures (collectively, “options on futures”). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is a risk that the Fund may have difficulty in closing out positions in options on futures.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Options on Currencies. The Fund may utilize options on currencies. An option on a currency is a derivative in which the owner has the right but not the obligation to exchange money denominated in one currency into another currency at an agreed-upon exchange rate on a specified date. In general, options on currencies operate similarly to options on equity securities and are subject to many similar risks. Options on currencies are traded primarily in the over-the-counter market, although options on certain currencies are also listed on several exchanges.

Options on currencies are affected by all of those factors that influence exchange rates and investments generally. To the extent that these options are traded in the over-the-counter markets, they are considered to be illiquid by the Securities and Exchange Commission (the “SEC”).

The value of any currency, including the US dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate with respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the US dollar and the applicable foreign currency. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse consequences to the Fund, including losses.

Options on currencies held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. The Fund may, for example, use currency options to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Currency Forwards. The Fund may utilize currency forwards. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund generally will enter into a forward contract if it is expected that the Fund will be readily able to close out such contract. There can, however, be no assurance that it will in any particular case be able to do so, in which case the Fund may suffer losses in the event of adverse currency movements. The Fund will not enter into forward contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under forward contracts, it will “cover” its obligation with liquid assets in an amount sufficient to meet its obligations in order to avoid having leverage.

The Fund may use currency forwards, for example, to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Swap Agreements. The Fund may utilize swap agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount” in return for payments equal to a fixed rate times the same amount, for a specified period of time. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. The Fund may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many swaps since none are traded in a public market), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to the Fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value of the underlying asset, reference rate or index can result in a substantial loss to the Fund. Certain swaps have the potential for unlimited loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that its investment manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the investment manager attempts to use a swap agreement as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular swaps traded on the over-the-counter markets, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Fund’s investment manager does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund’s policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

•	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act of 1940, as amended (“1940 Act”);

•

Invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry, except securities issued or guaranteed by the US Government and its agencies and instrumentalities;

•

Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

•

Make loans, except that the acquisition of bonds, debentures or other corporate fixed-income securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities; and except that the Fund may lend cash to any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by applicable law or regulation, or any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group;

•

Issue senior securities or borrow money, except that the Fund may (i) borrow from banks (as defined in the 1940 Act) in amounts up to 33  1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) purchase securities on margin to the extent permitted by applicable law and (v) borrow cash from any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectuses and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

•	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities; or

•

Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not change its investment objectives without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Fund will provide shareholders with at least 60 days prior notice of any change in the Fund’s “80%” investment policy as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund’s portfolio turnover rate for the fiscal years ended September 30, 2008 and 2007 were     % and 462.47%, respectively.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund’s Board of Directors, the Fund’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of RiverSource Investments (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of RiverSource Investments or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund’s portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund’s Board of Directors regarding compliance with the Fund’s policies, and RiverSource Investments’ Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit RiverSource Investments’ employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about RiverSource Investments’ views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, RiverSource Investments has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, RiverSource Investments discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT. [and to RiskMetrics Group (formerly, Institutional Shareholder Services)] (“RiskMetrics”) in connection with proxy voting services provided. RiverSource Investments discloses portfolio holdings to the third parties listed above, other than RiskMetrics, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. RiverSource Investments discloses portfolio holdings to RiskMetrics on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the RiskMetrics request.

All of the above mentioned disclosures have been approved, as applicable, and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial announced the closing of its acquisition (Acquisition) of J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously elected (at a special meeting held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, will continue to serve on the Board after the Acquisition, which would result in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman funds and 104 RiverSource funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	None	Board Governance, Compliance, Investment Review, Joint Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 53	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Joint Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley College; Former Dean, McCallum Graduate School of Business, Bentley College	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Attorney and Consultant	None	Board Governance, Compliance, Executive, Investment Review, Joint Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance	Distribution, Investment Review, Joint Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (federal savings bank)	None	Distribution, Investment Review, Joint Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Compliance, Contracts, Distribution, Executive, Investment Review

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.	Lead Outside Director, Digital Ally, Inc. (digital imaging); and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas).	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 64	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Board member and Vice President since 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company and; Chairman of the Board, Chief Executive Officer and President, RiverSource Distributors, Inc. since 2006; Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005	None	Investment Review

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

Name, address, age	Position held with the Fund and length of service	Principal occupation during past five years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 42	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 51	Treasurer since 2000	Treasurer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to Nov. 2008), of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated of each of the investment companies of the Seligman group of funds 1992 to 2008.

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 56	Chief Compliance Officer since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008.	Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to Nov. 2008), for each of the investment companies of the Seligman group of funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman group of funds since November 2008. Managing Director, J. & W. Seligman & Co. Incorporated and Vice-President for each of the investment companies of the Seligman group of funds 2004 to 2008.

The Board initially approves an investment management services agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

As of November 7, 2008, the Board has organized the following committees to facilitate its work (accordingly, no committee meetings have been held prior to such date):

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the chairperson of the Board in relation to furthering the interests of the Fund and their shareholders on external matters.

Compliance Committee. This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Fund, and reports to the Board as appropriate.

Executive Committee. This committee acts for the Board between meetings of the Board.

Investment Review Committee. This committee reviews and oversees the management of the Fund’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Joint Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Fund and the and the RiverSource complex of funds (which includes the Seligman Funds) as follows:

Name	Dollar Range of Shares Owned By Director in the Fund	Aggregate Dollar Range of Shares Owned by Director in the RiverSource Complex of Funds*
INDEPENDENT BOARD MEMBERS
Kathleen Blatz
Arne H. Carlson
Pamela G, Carlton
Patricia M. Flynn
Anne P. Jones
Jeffrey Laikind
Stephen R. Lewis, Jr.
John F. Maher
Catherine James Paglia
Leroy C. Richie
Alison Taunton-Rigby
AFFILIATED BOARD MEMBERS
William F. Truscott

*	[Each New Board Member, other than Ms. Flynn, owns between $1 and $10,000 of shares in the Seligman Funds. Ms. Flynn owns between $10,001 and $50,000 of shares in the Seligman Funds. Neither of Messrs. Maher or Richie owns any shares of the RiverSource Funds.]
**	Total includes deferred compensation invested in share equivalents.

Compensation None of the New Board Members received any compensation from the Fund for the fiscal year ended September 30, 2008. The New Board Members became Directors of the Fund effective November 7, 2008 at the completion of RiverSource Investments’ acquisition of Seligman.

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and RiverSource Complex of Funds Paid to Directors (1)(2)
Kathleen Blatz	$		$
Arne H. Carlson
Pamela G, Carlton
Patricia M. Flynn
Anne P. Jones

Jeffrey Laikind
Stephen R. Lewis, Jr.
John F. Maher
Catherine James Paglia

Leroy C. Richie
Alison Taunton-Rigby
William F. Truscott

(1)	For the fiscal year ended September 30, 2008.
(2)	As of the date of this SAI, the RiverSource Complex of Funds consisted of 163 investment companies, including the Fund.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s Chief Compliance Officer, Counsel to the independent Board members, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. The Board’s Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource complex of funds (which includes the Seligman funds), RiverSource Investments, the investment manager for the Seligman funds, and Seligman Advisors, the distributor for the Seligman funds, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with management’s recommendations because the

•

Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of November 17, 2008, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of November 17, 2008, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Fund as follows:

Name and Address	Class	Percentage of Total Shares Held

State Street Bank & Trust Co. - Seligman Asset Allocation Balanced Fund, 143 Attn: Ms. Son Diskin 801 Pennsylvania Ave, Kansas City, MO 64105	A	16.44%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	15.53%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	13.94%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	B	27.89%

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	B	7.65%

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	B	5.20%

UBS Financial Services Inc. FBO UBS- FINSVC CDN FBO Butcher Account, P.O. Box 3321, 1000 Harbor Blvd, Weehawken, NJ 07086-8154	C	11.41%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	C	16.67%

State Street Bank & Trust FBO North Carolina College Savings Program - NCBG, 105 Rosemont Avenue, Westwood, MA 02090	I	34.76%

State Street Bank & Trust FBO North Carolina College Savings Program - NCBF, 105 Rosemont Avenue, Westwood, MA 02090	I	28.99%

State Street Bank & Trust FBO North Carolina College Savings Program - NCBE, 105 Rosemont Avenue, Westwood, MA 02090	I	16.86%

State Street Bank & Trust FBO North Carolina College Savings Program - NCBH, 105 Rosemont Avenue, Westwood, MA 02090	I	7.90%

Management Ownership

As of November 17, 2008, Directors and officers of the Fund as a group owned less than 1% of the Class A and Class I shares of the Fund. As of the same period, Directors and officers of the Fund did not own any Class B, Class C or Class R shares of the Fund.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise

Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets. The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008.

The Fund pays RiverSource Investments a management fee at an annual rate equal to 0.50% of the Fund’s average daily net assets. For the fiscal years ended September 30, 2008, 2007 and 2006, the Fund paid Seligman, the Fund’s manager prior to November 7, 2008, a management fee amounting to $            , $143,267 and $140,919, respectively. From November 7, 2008 through at least January 31, 2010, RiverSource Investments, has contractually undertaken to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. For the fiscal years ended September 30, 2008, 2007 and 2006 Seligman reimbursed expenses of the Fund amounting to $            , $141,505 and $162,046, respectively.

The Fund pays all its expenses other than those assumed by the RiverSource Investments, including fees payable to RiverSource Investments for its services under the terms of the Management Agreement, taxes, brokerage commissions and charges in connection with the purchase and sale of assets, premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940, fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against RiverSource Investments, except that RiverSource Investments shall reimburse the Fund for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or RiverSource Investments agrees, that it is liable in whole or in part to the Fund, (iii) it employs to assert a claim against a third party, and (iv) it or RiverSource Investments employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Fund, fees paid for the qualification and registration for public sale of the securities of the Fund under the laws of the United States and of the several states in which such securities shall be offered for sale, fees of consultants employed by the Fund, Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Fund will not pay any fees or expenses of any person who is an officer or employee of RiverSource Investments or its affiliates, filing fees and charges incurred by the Fund in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Fund is organized or its political subdivisions, organizational expenses of the Fund, expenses incurred in connection with lending portfolio securities of the Fund, expenses properly payable by the Fund and approved by the Board, and other expenses payable by the Fund pursuant to separate agreement of the Fund and any of its service providers.

The Management Agreement provides that it will become effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either the Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Fund does not waive any right which it may have under such laws or regulations.

Principal Underwriter

Seligman Advisors, Inc., (an affiliate of RiverSource Investments), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other Seligman mutual funds as well as the funds in the RiverSource complex of funds.. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated November 7, 2008, subject to the control of the Board of Directors, RiverSource Investments manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies.

Administrative Services

Under an Administrative Services Agreement, effective November 7, 2008 Ameriprise Financial administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise Financial provides the Fund with such office space, and certain administrative, accounting and other services and executive and other personnel as are necessary for Fund operations. Ameriprise Financial pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource Investments and of the officers and employees of the Fund. Ameriprise Financial reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise Financial anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Management Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the affected Fund will inform shareholders prior to the effectiveness of such increase. Ameriprise Financial also provides senior management for Seligman Data Corp. (“SDC”).

Other Investment Advice

No person or persons, other than directors, officers, or employees of RiverSource Investments, regularly advise the Fund or RiverSource Investments with respect to the Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge As a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C and Class R shares. (There is no administration, shareholder services and distribution fee in respect of the Fund’s Class I shares). Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. RiverSource Investments may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that RiverSource Investments receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund’s Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2008 was $            , equivalent to 0.25% per annum of the Class A shares’ average daily net assets.

Class B

Under its 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended September 30, 2008 was $            , equivalent to 1% of the Class B shares’ average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2008 was $            , equivalent to 1% of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2008, Seligman Advisors incurred $            of expenses in respect of the Fund’s Class C shares that were not reimbursed from amounts received from the Fund’s 12b-1 Plan. This amount is equal to             % of net assets of Class C shares at September 30, 2008.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time of sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time of sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended September 30, 2008 was $            , equivalent to     % of the Class R shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2008, Seligman Advisors incurred $             of expenses in respect of the Fund’s Class R shares that were not reimbursed from amounts received from the Fund’s 12b-1 Plan. This amount is equal to             % of net assets of Class R shares at September 30, 2008.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2008, were spent on the following activities in the following amounts:

	Class A	Class B*	Class C	Class R
Compensation to underwriters	$	$	$	$
Compensation to broker/dealers
Other*

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was initially approved on July 19, 2001 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by the sole shareholder of the Fund on August 27, 2001. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plan will be reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended September 30, 2008, Seligman Services received distribution fees and service fees pursuant to the Fund’s 12b-1 Plan of $            .

Other Service Providers

The funds in the Seligman Group of Funds will enter into an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

SDC which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Fund are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies those accounts that have an advisory fee based on performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Murphy	8 Registered Investment Companies with approximately $10.05 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $871 million in net assets under management.	14 Other Accounts with approximately $10.2 billion in net assets under management.

Jamie Jackson	18 Registered Investment Companies with approximately $23.26 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $2.77 billion in net assets under management.	26 Other Accounts* with approximately $6.8 billion in net assets under management.

Scott Schroepfer	5 Registered Investment Companies with approximately $2.4 billion in net assets under management.	None	None

Todd White(1)	4 Registered Investment Companies with approximately $259.1 million in net assets under management.	None	None

*	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Tom Murphy	3 Registered Investment Companies with approximately $1.26 billion in net assets under management.	None	None

Jamie Jackson	3 Registered Investment Companies with approximately $1.26 billion in net assets under management.	None	None

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Schroepfer	None	None	None

Todd White(1)	None	None	None

(1)	Mr. White became a portfolio manager of the Fund on November 17, 2008, and his information in the tables above is provided as of such date.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of September 30, 2008, none of Messrs. Murphy, Jackson, Schoepfer or White owned shares of the Fund.

Portfolio Transactions and Other Practices

Portfolio Transactions

Subject to policies set by the Board, as well as the terms of the Management Agreements, RiverSource Investments is authorized to determine, consistent with the Fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

The Fund, the investment manager, and Seligman Advisors has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. To the extent that the Fund's portfolio includes equity securities, Seligman will seek the most favorable price and execution in the purchase and sale of such securities.

Commissions

The Fund will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions. For the fiscal year ended September 30, 2008, the Fund did not execute transactions in equity securities and, accordingly did not pay brokerage commissions to others for execution, research and statistical services.

For the fiscal year ended September 30, 2008, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman (the Fund’s investment manager prior to November 7, 2008) or Seligman Advisors.

Dealer Selection

In selecting broker-dealers to execute transactions, RiverSource Investments will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions. On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Regular Broker-Dealers

During the fiscal year ended September 30, 2008, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

Shares of capital stock of the Fund have a par value of $.001 and are divided into five classes, designated Class A common stock, Class B common stock, Class C common stock, Class I common stock and Class R common stock. Each share of the Fund’s Class A, Class B, Class C, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and RiverSource Investments and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by RiverSource Investments or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person”. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Fund, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund’s shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided RiverSource Investments or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a “fund of funds” in the Seligman Group;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by RiverSource Investments, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or letter of intent are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of the investment manager at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value without an initial sales charge. However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C and Class R shareholders may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with Seligman Advisors that contemplates a waiver of CDSCs;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if RiverSource Investments determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV.

In determining net assets before shareholder transactions, the Fund’s securities are valued as follows as of the close of business of the NYSE:

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the NYSE. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.50%, and Class B, Class C, Class I and Class R shares are sold at NAV(1). Using each Class’s NAV at September 30, 2008 the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value and offering price per share	$
Maximum sales charge (4.50% of offering price)
Offering price to public	$

Class B
Net asset value and offering price per share(1)	$

Class C
Net asset value and offering price per share(1)	$

Class I
Net asset value and offering price per share	$

Class R
Net asset value and offering price per share(1)	$

(1)

Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or when it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund’s responsibility for the prevention of money laundering, you may be required by the Fund, RiverSource Investments, Seligman Advisors or SDC or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund, Seligman Advisors or SDC or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund, Seligman Advisors or SDC or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, RiverSource Investments, Seligman Advisors or SDC or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. It is not expected that dividends and distributions will be eligible for treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

As of September 30, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $875,207,, which are available for offset against future taxable net capital gains, with $358,598 expiring in 2014 and $516,609 expiring in 2015. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards. During the fiscal year 2008, the Fund utilized $169,698 of prior years’ capital loss carryforwards to offset current year’s net realized gains. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2007 through September 30, 2008, the Fund incurred $83,810 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009. These losses will be available to offset future taxable net gains.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

The Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and “qualified interest income” as exempt from US withholding tax when paid to foreign investors. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in IRS Form W-8 stating that the shareholder is not a US person. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution Agreement, dated July 19, 2001, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund’s capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the Fund for the fiscal years ended September 30, 2008, 2007 and 2006, amounted to $            , $1,303 and $3,452, respectively, of which $            , $329 and $578 was retained in 2008, 2007 and 2006, respectively, by Seligman Advisors. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

Compensation

Seligman Advisors, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Fund, received the following commissions (including sales charges after January 1, 2006 that otherwise would have been paid to Seligman Services) and other compensation from the Fund for the fiscal year ended September 30, 2008:

Net Underwriting Discounts and Commissions (Class A Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class R Shares Retained) (2)	Brokerage Commissions	Other Compensation (3)
$	$	$0	$

(1)	Effective June 4, 2007, there is no initial sales charge for purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007.
(2)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”
(3)	During the fiscal year ended September 30, 2008, Seligman Advisors received distribution and service fees in respect of Class B, Class C, and Class R pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed under “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in the Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Management Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in the Fund by an eligible employee benefit plan that is a separate account client of the investment manager at the time of initial investment (or within the prior 30 days) in the Fund.

The fees described above under “Other Payments” relate only to purchases of Class A shares of the Seligman mutual funds. Purchases of shares of RiverSource funds, RiverSource Partners funds and Threadneedle funds will not be aggregated with purchases of shares of the Seligman mutuals funds for purposes of the fees described above.

PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor (Seligman Advisors) and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial institutions, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial institution, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial institution charges its representatives for effecting transactions in the funds. The amount of payment varies by financial institution, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial institution in addition to such asset-based fees, are considered on a case-by-case basis.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial institution to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial institution may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial institutions in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial institution employees, client and investor events and other financial institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law. From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

Financial Institution Arrangements

The financial institution through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial institution.

Calculation of Yield and Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. From November 7, 2008 through at least January 31, 2010, RiverSource Investments, the Fund’s new investment manager, has contractually undertaken to waive its management fee and/or to reimburse the Fund’s “other expenses” (other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent that they exceed 0.50% per annum of the Fund’s average daily net assets. Similar expense reimbursement arrangements have been in effect since the Fund’s inception. Absent such fee waivers/expense reimbursements, the Fund’s returns and yields would have been lower.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented the Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period. The cumulative total return for each Class of shares of the Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B,

Class C and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2008 for the Class A shares of the Fund was     %. The annualized yield was computed by dividing the Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus, in respect of Class A shares only, the maximum initial sales charge of 4.50% of the gross amount invested) on September 30, 2008, which was the last day of the period. The average number of Class A shares of the Fund was             , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The average annual total returns for the Class A shares of the Fund for the one- and five-year periods ended September 30, 2008 and the period from October 1, 2001 (inception) through September 30, 2008 were     %,     % and     %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum initial sales charge of 4.50% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class A shares of the Fund for the period from October 1, 2001 (commencement of offering of shares) through the fiscal year ended September 30, 2008 was     %. Thus, a $1,000 investment in Class A shares of the Fund made on October 1, 2001 had a value of $             on September 30, 2008.

Class B

The annualized yield for the 30-day period ended September 30, 2008 for the Class B shares of the Fund was     %. The annualized yield was computed as discussed above for Class A shares. The average number of Class B shares of the Fund was              which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class B shares of the Fund for the one- and five-year periods ended September 30, 2008 and the period from October 1, 2001 (inception) through September 30, 2008 were     %,     % and     %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class B shares of the Fund and assuming that all of the dividends and capital gain distributions paid by Fund’s Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class B shares of the Fund from the period October 1, 2001 (commencement of offering of shares) through September 30, 2008 was     %. Thus, a $1,000 investment in Class B shares of the Fund made on October 1, 2001 had a value of $             on September 30, 2008.

Class C

The annualized yield for the 30-day period ended September 30, 2008 for the Class C shares of the Fund was     %. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was             , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the Fund for the one- and five-year periods ended September 30, 2008 and the period from October 1, 2001 (inception) through September 30, 2008 were     %,     % and     %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C Shares of the Fund and assuming that all of the dividends and capital gain distributions by the Fund’s Class C shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class C shares of the Fund for the period October 1, 2001 (commencement of offering of shares) through September 30, 2008 was     %. Thus, a $1,000 investment in Class C shares of the Fund made on October 1, 2001 had a value of $             on September 30, 2008.

Class I

The annualized yield for the 30-day period ended September 30, 2008 for the Class I shares of the Fund was     %. The annualized yields were computed as discussed above for Class A shares. The average number of Class I shares of the Fund was              which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total return for the Class I shares of the Fund for the one- and five-year periods ended September 30, 2008 and the period from November 30, 2001 (inception) through September 30, 2008 were     %,      and     %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class I shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class I shares of the Fund for the period November 30, 2001 (commencement of offering of shares) through September 30, 2008 was     %. Thus, a $1,000 investment in Class I shares of the Fund made on November 30, 2001 had a value of $             on September 30, 2008.

Class R

The annualized yield for the 30-day period ended September 30, 2008 for the Class R shares of the Fund was     %. The annualized yields were computed as discussed above for Class A shares. The average number of Class R shares of the Fund was              which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total return for the Class R shares of the Fund for the one- and five-year periods ended September 30, 2008 and the period from April 30, 2003 (inception) through September 30, 2008 were     %,     % and     %, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class R shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class R shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class R shares of the Fund for the period April 30, 2003 (commencement of offering of shares) through September 30, 2008 was     %. Thus, a $1,000 investment in Class R shares of the Fund made on April 30, 2003 had a value of $             on September 30, 2008.

Seligman, the Fund’s investment manager prior to November 7, 2008, reimbursed certain expenses of the Fund during the fiscal year ended September 30, 2008. Without these reimbursements, yields and total returns would have been lower, and the annualized yields for the 30-day period ended September 30, 2008 would have been as follows:

Annualized Yield
Class A		%
Class B		%
Class C		%
Class I		%
Class R		%

Financial Statements

The Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2008 contains a portfolio of the investments of the Fund as of September 30, 2008, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant’s motion to dismiss the complaint, the Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors (the principal underwriter of the Seligman Funds) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex of funds.

Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current and former clients, including the Seligman Funds and other investment companies managed RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman Group of Funds, as well as the RiverSource complex of funds. These services include administrative, accounting, treasury, and other services.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Balanced Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Emerging Markets Fund

Seligman Global Smaller Companies Fund

Seligman Global Growth Fund

Seligman Global Technology Fund

Seligman International Growth Fund

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Seligman Income and Growth Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Seligman Municipal Fund Series, Inc.

Seligman National Municipal Class

Seligman Colorado Municipal Class

Seligman Georgia Municipal Class

Seligman Louisiana Municipal Class

Seligman Maryland Municipal Class

Seligman Massachusetts Municipal Class

Seligman Michigan Municipal Class

Seligman Minnesota Municipal Class

Seligman Missouri Municipal Class

Seligman New York Municipal Class

Seligman Ohio Municipal Class

Seligman Oregon Municipal Class

Seligman South Carolina Municipal Class

Seligman Municipal Series Trust

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Seligman Value Fund Series, Inc.

Seligman Large-Cap Value Fund

Seligman Smaller-Cap Value Fund

Seligman LaSalle International Real Estate Fund, Inc.

Tri-Continental Corporation

*	Cannot be exchanged with any RiverSource fund, RiverSource Partners fund or Threadneedle fund.

The RiverSource Complex of Funds*	Appendix B

RiverSource Bond Series, Inc.

RiverSource Floating Rate Fund

RiverSource Income Opportunities Fund

RiverSource Inflation Protected Securities Fund

RiverSource Limited Duration Bond Fund

RiverSource California Tax-Exempt Trust

RiverSource California Tax-Exempt Fund

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Diversified Income Series, Inc.

RiverSource Diversified Bond Fund

RiverSource Equity Series, Inc.

RiverSource Mid Cap Growth Fund

RiverSource Global Series, Inc.

RiverSource Absolute Return Currency and Income Fund

RiverSource Emerging Markets Bond Fund

RiverSource Global Bond Fund

RiverSource Global Technology Fund

Threadneedle Emerging Markets Fund

Threadneedle Global Equity Fund

RiverSource Government Income Series, Inc.

RiverSource Short Duration U.S. Government Fund

RiverSource U.S. Government Mortgage Fund

RiverSource High Yield Income Series, Inc.

RiverSource High Yield Bond Fund

RiverSource Income Series, Inc.

RiverSource Income Builder Basic Income Fund

RiverSource Income Builder Enhanced Income Fund

RiverSource Income Builder Moderate Income Fund

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Select Value Fund

RiverSource Partners International Small Cap Fund

RiverSource International Series, Inc.

RiverSource Disciplined International Equity Fund

Threadneedle European Equity Fund

Threadneedle Global Equity Income Fund

Threadneedle Global Extended Alpha Fund

Threadneedle International Opportunity Fund

RiverSource Investment Series, Inc.

RiverSource Balanced Fund

RiverSource Disciplined Large Cap Growth Fund

RiverSource Diversified Equity Income Fund

RiverSource Disciplined Large Cap Value Fund

RiverSource Mid Cap Value Fund

RiverSource Large Cap Series, Inc.

RiverSource Disciplined Equity Fund

RiverSource Growth Fund

RiverSource Large Cap Equity Fund

RiverSource Large Cap Value Fund

RiverSource Managers Series, Inc.

RiverSource Partners Aggressive Growth Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners Select Value Fund

RiverSource Partners Small Cap Equity Fund

RiverSource Partners Small Cap Value Fund

RiverSource Market Advantage Series, Inc.

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Moderate Conservative Fund

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Total Equity Fund

RiverSource S&P 500 Index Fund

RiverSource Small Company Index Fund

RiverSource Money Market Series, Inc.

RiverSource Cash Management Fund

RiverSource Sector Series, Inc.

RiverSource Dividend Opportunity Fund

RiverSource Real Estate Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource Series Trust

RiverSource 120/20 Contrarian Equity Fund

RiverSource 130/30 U.S. Equity Fund

RiverSource Retirement Plus 2010 Fund

RiverSource Retirement Plus 2015 Fund

RiverSource Retirement Plus 2020 Fund

RiverSource Retirement Plus 2025 Fund

RiverSource Retirement Plus 2030 Fund

RiverSource Retirement Plus 2035 Fund

RiverSource Retirement Plus 2040 Fund

RiverSource Retirement Plus 2045 Fund

RiverSource Short Term Investments Series, Inc.

RiverSource Short-Term Cash Fund

RiverSource Special Tax-Exempt Series Trust

RiverSource Minnesota Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

RiverSource Strategic Allocation Series, Inc.

RiverSource Strategic Allocation Fund

RiverSource Strategic Income Allocation Fund

RiverSource Strategy Series, Inc.

RiverSource Equity Value Fund

RiverSource Partners Small Cap Growth Fund

RiverSource Small Cap Advantage Fund

RiverSource Tax-Exempt Income Series, Inc.

RiverSource Tax-Exempt High Income Fund

RiverSource Tax-Exempt Money Market Series, Inc.

RiverSource Tax-Exempt Money Market Fund

RiverSource Tax-Exempt Series, Inc.

RiverSource Intermediate Tax-Exempt Fund

RiverSource Tax-Exempt Bond Fund

RiverSource Variable Series Trust

Disciplined Asset Allocation Portfolios – Aggressive

Disciplined Asset Allocation Portfolios – Conservative

Disciplined Asset Allocation Portfolios – Moderate

Disciplined Asset Allocation Portfolios – Moderately Aggressive

Disciplined Asset Allocation Portfolios – Moderately Conservative

RiverSource Partners Variable Portfolio – Fundamental Value Fund

RiverSource Partners Variable Portfolio – Select Value Fund

RiverSource Partners Variable Portfolio – Small Cap Value Fund

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – Growth Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Large Cap Equity Fund

RiverSource Variable Portfolio – Large Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

RiverSource Variable Portfolio – Small Cap Advantage Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

*	Cannot be exchanged with any Seligman fund.

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a)	Articles Supplementary dated April 24, 2003. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 29, 2003.)

(a)(1)	Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 29, 2001.)

(a)(2)	Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Registration Statement filed on June 21, 2001.)

(a)(3)	*Articles of Amendment abolishing Class D shares.

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Registration Statement filed on January 30, 2006.)

(c)	Specimen Stock Certificate. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(d)(1)	*Management Agreement between Registrant and RiverSource Investments, LLC.

(d)(2)	*Form of Waiver/Reimbursement Agreement.

(e)	Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(e)(1)	Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on January 28, 2003.)

(e)(2)	*Form of Revised Sales and 12b-1 Agreement between Seligman Advisors, Inc. and Dealers.

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1)	Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(f)(2)	*Deferred Compensation Plan for Directors/Trustees of RiverSource complex of funds.

(g)	Custody Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(h)(1)	*Form of Administrative Services Agreement dated November 7, 2008, between Registrant and Ameriprise Financial, Inc.

(h)(2)	Form of License Agreement between Ameriprise Financial, Inc. and the Seligman funds (Incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 63 to the Registration Statement of RiverSource Diversified Income Series, Inc. (File No. 2-51586) filed on October 30, 2007.)

(i)	Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 29, 2003.)

(i)(1)	Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 29, 2001.)

PART C. OTHER INFORMATION

Item 23.	Exhibits.

(i)(2)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(j)	*Consent of Independent Registered Public Accounting Firm

(k)	Not Applicable.

(l)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 29, 2003.)

(l)(1)	Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 29, 2001.)

(l)(2)	Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, and D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(m)	Amended and Restated Administration, Shareholder Services and Distribution Plan of the Registrant. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 29, 2003.)

(m)(1)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)(a)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)(b)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(4)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION

(m)(6)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference as Exhibit (m)(8) to Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.

(m)(8)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(11)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2008.)

(m)(12)	Form of Operating Agreement between Pershing LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2008.)

(m)(13)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on January 28, 2008.)

(n)	*Plan of Multiple Classes of Shares (Five Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended.

(p)	*Code of Ethics of the Registrant and Ameriprise Financial, RiverSource Investments LLC, J. & W. Seligman & Co. Incorporated and Seligman Advisors, Inc. and affiliates, as amended.

(p)(2)	*Codes of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser, dated November 15, 2008, and for Registrant’s principal underwriter, dated April 2008.

(Other Exhibits)

(a) *Directors/Trustees Powers of Attorney.

(b) Power of Attorney for John F. Maher. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on January 29, 2007.)

Item 24. Persons Controlled by or Under Common Control with Registrant. RiverSource Investments, LLC., as sponsor of the Seligman funds, which are part of the RiverSource complex of funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-

of-funds that invest primarily in Class I shares of affiliated funds (the “underlying funds”). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the funds-of-funds (which votes proxies for the funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as an exhibit to Registrant’s Registration Statement (as noted in Item 23 above) and Article X of Registrant’s By-laws filed as an exhibit to Registrant’s Registration Statement (as noted in Item 23 above).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser. RiverSource Investments, LLC (“RiverSource Investments”), is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended.   The following are directors and principal officers of RiverSource Investments, LLC who are directors and/or officers of one or more other companies:

Name and Title	Other Companies	Address*	Title within other companies
Neysa M. Alecu, Anti-Money Laundering Officer	Advisory Capital Strategies Group Inc.		Anti-Money Laundering Officer
	Advisory Select LLC	Dissolved	Anti-Money Laundering Officer (resigned 5/1/07)
	American Enterprise Investment Services Inc.	70400 AXP Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	American Enterprise Life Insurance Company	Dissolved	Anti-Money Laundering Officer (resigned 12/30/06)

	Ameriprise Auto & Home Insurance Agency, Inc.	3500 Packerland Drive De Pere, WI 54115	Anti-Money Laundering Officer

	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer (resigned 8/24/07)

	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	Boston Equity General Partner LLC		Anti-Money Laundering Officer

	IDS Capital Holdings Inc.		Anti-Money Laundering Officer

Name and Title	Other Companies	Address*	Title within other companies
	IDS Management Corporation		Anti-Money Laundering Officer

	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Anti-Money Laundering Officer

	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	RiverSource Life Insurance Company	829 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Anti-Money Laundering Officer

Patrick Thomas Bannigan, Director and Senior Vice President - Asset Management, Products and Marketing	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Director, Senior Vice President

	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President

	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Director

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Director and Vice President

Walter S. Berman, Treasurer	Advisory Capital Strategies Group Inc.		Treasurer

	American Centurion Life Assurance Company	Dissolved	Vice President and Treasurer (resigned 12/30/06)

	American Enterprise Investment Services Inc.	70400 AXP Financial Center, Minneapolis, MN 55474	Treasurer

	American Enterprise Life Insurance Company	Dissolved	Vice President and Treasurer (resigned 12/30/06)

	American Partners Life Insurance Company	Dissolved	Vice President and Treasurer (resigned 12/30/06)

	Ameriprise Auto & Home Insurance Agency Inc.	3500 Packerland Drive De Pere, WI 54115	Treasurer

	Ameriprise Bank, FSB	9393 Ameriprise Financial Center, Minneapolis, MN 55474	Treasurer

	Ameriprise Captive Insurance Company		Director and Treasurer

	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Treasurer and Investment Committee Member (resigned 8/24/07)

	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Executive Vice President, Chief Financial Officer and Treasurer

Name and Title	Other Companies	Address*	Title within other companies
	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Director and Treasurer
	Ameriprise Insurance Company	3500 Packerland Drive De Pere, WI 54115	Treasurer

	Boston Equity General Partner LLC		Treasurer

	IDS Capital Holdings Inc.		Treasurer

	IDS Management Corporation		Treasurer

	IDS Property Casualty Insurance Company	3500 Packerland Drive De Pere, WI 54115	Treasurer

	Investors Syndicate Development Corporation		Vice President and Treasurer

	RiverSource CDO Seed Investments, LLC		Treasurer

	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Treasurer

	RiverSource Life Insurance Company of New York	20 Madison Ave. Extension, Albany, NY 12005	Vice President and Treasurer

	RiverSource Life Insurance Company	829 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President and Treasurer

	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Treasurer

	RiverSource Tax Advantaged Investments, Inc.		Treasurer

	Securities America Advisors Inc.	12325 Port Grace Blvd., Lavista, NE68128-8204	Director

	Securities America Financial Corporation	7100 W. Center Rd., Ste. 500, Omaha, NE 68106-2716	Director

	Securities America, Inc.	12325 Port Grace Blvd., Lavista, NE68128	Director

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Treasurer

	Threadneedle Asset Management Holdings Ltd.	60 St. Mary Axe, London EC3A 8JQ	Director

Peter Arthur Gallus, Senior Vice President, Chief Operating Officer and Assistant Treasurer	Advisory Capital Strategies Group Inc.		Director, President, Chief Operating Officer and Chief Compliance Officer

	Advisory Select LLC	Dissolved	President and Chief Operating Officer(resigned 5/1/07)

	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President - Investment Administration

	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President - CAO-AEFA Investment Management

Name and Title	Other Companies	Address*	Title within other companies
	Boston Equity General Partner LLC		President, Chief Operating Officer and Chief Compliance Officer

	IDS Capital Holdings Inc.		Vice President and Controller

	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Board Member

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Vice President and Chief Operating Officer

	Advisory Capital Strategies Group, Inc.	100 Park Avenue, New York, NY 10017	Director, Vice President and Chief Operating Officer

Christopher Paul Keating, Director and Vice President and Head of Institutional Sales, Client Service and Consultant Relationships	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Director, Head of Institutional Sales, Client Service and Consultant Relationships
	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Board Member

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Vice President

Michelle Marie Keeley, Director and Executive Vice President—Equity and Fixed Income	Ameriprise Bank, FSB	9393 Ameriprise Financial Center, Minneapolis, MN 55474	Director
	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Executive Vice President - Equity and Fixed Income
	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Executive Vice President - Equity and Fixed Income

	IDS Property Casualty Insurance Company	3500 Packerland Drive De Pere, WI 54115	Vice President - Investments

	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Board Member

	RiverSource CDO Seed Investments, LLC		Chairperson and President

	RiverSource Life Insurance Company	829 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President - Investments

	RiverSource Life Insurance Company of New York	20 Madison Ave. Extension, Albany, NY 12005	Vice President - Investments

	American Centurion Life Assurance Company	Dissolved	Vice President - Investments (resigned 12/30/06)

	American Enterprise Life Insurance Company	Dissolved	Vice President - Investments (resigned 12/30/06)

	American Partners Life Insurance Company	Dissolved	Vice President - Investments, Investment Committee Member (resigned 12/30/06)

	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President - Investments, Investment Committee Member (resigned 8/24/07)

	AMEX Assurance Company		Vice President - Investments (resigned 9/30/2007)

Name and Title	Other Companies	Address*	Title within other companies
Jennifer Davis Lammers, Chief Compliance Officer	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Chief Compliance Officer
	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Chief Compliance Officer

Brian Joseph McGrane, Director, Vice President and Chief Financial Officer	Advisory Capital Strategies Group Inc.		Vice President and Chief Financial Officer

	Advisory Select LLC	Dissolved	Vice President and Chief Financial Officer (resigned 5/1/07)

	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Senior Vice President and Lead Financial Officer

	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President and Lead Financial Officer - Finance

	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Director

	Boston Equity General Partner LLC		Vice President and Chief Financial Officer

	RiverSource CDO Seed Investments, LLC		Board Member

	RiverSource Life Insurance Company	829 Ameriprise Financial Center, Minneapolis, MN 55474	Director, Executive Vice President and Chief Financial Officer

	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President and Chief Financial Officer (resigned 8/24/07)

	American Enterprise Life Insurance Company	Dissolved	Director, Executive Vice President and Chief Financial Officer (resigned 12/30/06)

	American Partners Life Insurance Company	Dissolved	Director (resigned 12/30/06)

Thomas R. Moore, Secretary	Advisory Capital Strategies Group Inc.		Secretary
	American Centurion Life Assurance Company	Dissolved	Secretary (resigned 12/30/06)

	American Enterprise Investment Services Inc.	70400 AXP Financial Center, Minneapolis, MN 55474	Secretary

	American Enterprise Life Insurance Company	Dissolved	Secretary (resigned 12/30/06)

	American Partners Life Insurance Company	Dissolved	Secretary (resigned 12/30/06)

	Ameriprise Bank, FSB	9393 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	Ameriprise Captive Insurance Company		Assistant Secretary

Name and Title	Other Companies	Address*	Title within other companies
	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President, Chief Governance Officer and Corporate Secretary

	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	Ameriprise Insurance Company	3500 Packerland Drive De Pere, WI 54115	Secretary

	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	IDS Capital Holdings Inc.		Secretary

	IDS Futures Corporation	570 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	IDS Management Corporation		Secretary

	IDS Property Casualty Insurance Company	3500 Packerland Drive De Pere, WI 54115	Secretary

	Investors Syndicate Development Corporation		Secretary

	RiverSource CDO Seed Investments, LLC		Secretary

	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	RiverSource Life Insurance Company of New York	20 Madison Ave. Extension, Albany, NY 12005	Secretary

	RiverSource Life Insurance Company	829 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Secretary

	RiverSource Tax Advantaged Investments, Inc.		Secretary

	Securities America Financial Corporation	7100 W. Center Rd., Ste. 500, Omaha, NE 68106-2716	Secretary (resigned 11/19/07)

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Secretary

Scott Roane Plummer, Chief Legal Officer and Assistant Secretary	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President - Asset Management Compliance
	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President and Chief Counsel - Asset Management
	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Chief Counsel

Name and Title	Other Companies	Address*	Title within other companies
	RiverSource Service Corporation	734 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President, Chief Legal Officer and Assistant Secretary
	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Vice President, General Counsel and Secretary (resigned 8/24/07)

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Chief Counsel

William Frederick 'Ted' Truscott Chairman, Chief Investment Officer and President	Advisory Capital Strategies Group Inc.		Director
	Ameriprise Certificate Company	70100 Ameriprise Financial Center, Minneapolis, MN 55474	Director, President and Chief Executive Officer (resigned 8/24/07)
	Ameriprise Financial, Inc.	200 Ameriprise Financial Center, Minneapolis, MN 55474	President - U.S. Asset Management, Annuities and Chief Investment Officer

	Ameriprise Financial Services, Inc.	5221 Ameriprise Financial Center, Minneapolis, MN 55474	Senior Vice President and Chief Investment Officer

	Ameriprise Trust Company	200 Ameriprise Financial Center, Minneapolis, MN 55474	Director

	IDS Capital Holdings Inc.		Director and President

	Kenwood Capital Management LLC	333 S. 7th Street, Suite 2330, Minneapolis, MN 55402	Board Member

	RiverSource Distributors, Inc.	50611 Ameriprise Financial Center, Minneapolis, MN 55474	Chairman and Chief Executive Officer

	Seligman Advisors, Inc. Seligman Services, Inc.	100 Park Avenue, New York, NY 10017	Chairman and Chief Executive Officer

	Threadneedle Asset Management Holdings Ltd.	60 St. Mary Axe, London EC3A 8JQ	Director

*	Unless otherwise noted, address is 50605 Ameriprise Financial Center, Minneapolis, MN 55474

Item 27. Principal Underwriters.

(a) The names of each investment company (including the Registrant) for which Registrant’s principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Value Fund Series, Inc., RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust;RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series,Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.;

RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) Name of each director, principal officer or partner of Registrant’s principal underwriter named in response to Item 20:

Seligman Advisors, Inc.

As of November 12, 2008

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
Patrick Thomas Bannigan**	Vice President	President
Walter S. Berman**	Treasurer	None
Paul J. Dolan**	Chief Operating Officer and Chief Administrative Officer	None
Peter A. Gallus**	Vice President and Chief Operating Officer	None
Jeffrey P. Fox**	Chief Financial Officer	Asst. Treasurer
Eleanor T.M. Hoagland*	Anti-Money Laundering Officer	Chief Compliance Officer, Money Laundering Prevention Officer and Identity Theft Prevention Officer
Christopher P. Keating**	Vice President	None
Jeffrey Lee McGregor, Sr.**	President	None
Thomas R. Moore**	Secretary	None
Brian W. Mitchell*	Chief Compliance Officer	None
Scott Roane Plummer**	Chief Counsel	Vice President, General Counsel and Secretary
William Frederick ‘Ted’ Truscott**	Chairman and Chief Executive Officer	Board Member and Vice President

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.
**	The principal business address of each of these directors and/or officers is 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c) Not applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of RiverSource Investments, LLC at its offices at 100 Park Avenue, New York, NY 10017 and 200 Ameriprise Financial Center, Minneapolis, MN 55474 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant, (3) Ameriprise Financial, Inc., 707 Second Avenue, South Minneapolis, MN 55402, and Iron Mountain Records Management, 920 & 950 Apollo Road, Eagan, MN 55121. Iron Mountain Records management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29.	Management Services. Not applicable.

Item 30.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 1st day of December, 2008.

SELIGMAN CORE FIXED INCOME FUND, INC

By:	/s/ Patrick T. Bannigan
Patrick T. Bannigan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to this Registration Statement has been signed below by the following persons in the capacities indicated on December 1, 2008.

Signature	Title

/s/ Patrick T. Bannigan	President
Patrick T. Bannigan	(Principal Executive Officer)

/s/ Lawrence P. Vogel	Treasurer (Principal Financial and
Lawrence P. Vogel	Accounting Officer)

Kathleen A. Blatz, Director	)
Arne H. Carlson, Director	)
Pamela G. Carlton, Director	)
Patricia M. Flynn, Director	)
Anne P. Jones, Director	)	/s/ Scott Plummer
Jeffrey Laikind, Director	)	Scott Plummer, Attorney-in-Fact
Stephen R. Lewis, Chairman of the Board and Director	)
Catherine James Paglia, Director	)
Leroy C. Richie, Director	)
Alison Taunton-Rigby, Director	)
William F. Truscott, Director	)